SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2001.
                                                        ------------------

                                OMI Trust 2000-C
                               -----------------
               (Exact name of registrant as specified in charter)


    Nevada                             333-72621-05               applied for
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission             (IRS Employer
 of incorporation)                      File Number)         Identification No.)

           c/o Wells Fargo Bank Minnesota, N.A.
           Attention:  Lawrence Rossiter
           Sixth Street & Marquette Ave
           MAC N 9311-161
           Minneapolis, Minnesota                                    55479
--------------------------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (612) 667-3529
                                                           ----------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI Trust 2000-C

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 2000-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2000-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on February 15, 2001. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on February 15, 2001.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 2000-C, Registrant



                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer
February 23, 2001


                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                                                               Page of Sequentially
                                                                                                   Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on February 15, 2001..............................................................

                                                                    Exhibit 20.1

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                     Jan-01


                         Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------

Beginning                                                                         Ending
Principal        Scheduled         Prepaid         Liquidated       Pre-Funding   Principal
Balance          Principal         Principal       Principal                      Balance
------------------------------------------------------------------------------------------------
249,997,938.57   (475,391.93)      (2,863,016.27)   (167,678.10)     0.00         246,491,852.27
================================================================================================





  Scheduled                     Scheduled                                     Amount
  Gross        Servicing        Pass Thru         Liquidation                 Available for                        Total
  Interest     Fee              Interest          Proceeds                    Distribution                         Distribution
----------------------------------------------------------------------------------------------------------------------------------

2,513,725.45    208,331.62     2,305,393.83     109,031.64          0.00      5,961,165.29          0.00       5,961,165.29
==================================================================================================================================



                                             Certificate Account
------------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                            Investment               Ending
         Balance              Principal           Interest           Distributions            Interest               Balance
------------------------------------------------------------------------------------------------------------------------------------

          2,894,652.17      3,527,566.53          2,571,345.14        (6,393,036.70)              8,090.73           2,608,617.87
====================================================================================================================================


                         P&I Advances at Distribution Date
--------------------------------------------------------------------------------

      Beginning             Recovered            Current            Ending
       Balance              Advances             Advances           Balance
--------------------------------------------------------------------------------



       1,585,362.63         -1,585,362.63       1,548,241.47      1,548,241.47
================================================================================


                          Capitalized Interest Account
--------------------------------------------------------------------------------
Beginning                                                         Ending
Balance                   Deposit           Withdraw              Balance
--------------------------------------------------------------------------------

 0.00                     0.00               0.00                 0.00
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: January-01


Class B Crossover Test                                                                         Test Met?
---------------------------------------------------------------------------                    ---------------

(a) Remittance date on or after April 2005                                                           N


(b) Average 60 day Delinquency rate <=              5.5%                                             Y




(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Apr. 2005 - Sept. 2006              7%                                               N
                Oct. 2006 - Sept. 2007              8%                                               N
                Oct. 2007 - Mar. 2009               9.5%                                             N
                April 2009 and After                10.5%                                            N


(e) Current realized loss ratio <=                  3.00%                                            Y

(f) Does subordinated cert. percentage equal or
     exceed                                         56.840%
     of stated scheduled pool balance

                Beginning M balances                                             41,323,000.00

                Beginning B balances                                             27,993,000.00

                Overcollateralization                                             7,997,938.14
                                                                           --------------------
                                                                                 77,313,938.14
                Divided by beginning pool
                balance                                                         249,997,938.57
                                                                           --------------------
                                                                                       30.926%       N
                                                                           ====================

Average 60 day delinquency ratio:


                            Over 60s           Pool Balance              %
                       ---------------------------------------------------------

Current Mo                   5,958,635.88         246,491,852.27       2.42%
1st Preceding Mo             3,042,549.09         249,997,938.57       1.22%
2nd Preceding Mo             1,384,067.74         253,822,286.49       0.55%
                                                      Divided by         3
                                                                 ---------------
                                                                       1.39%
                                                                 ===============

Cumulative loss ratio:

                        Cumulative losses              73,164.18
                                          -----------------------
Divided by Initial Certificate Principal          266,597,938.14      0.027%
                                                                 ===============




Current realized loss ratio:

                          Liquidation                 Pool
                             Losses                 Balance
                       ------------------------------------------
Current Mo                      58,646.46         249,997,938.57
1st Preceding Mo                14,517.72         253,822,286.49
2nd Preceding Mo                     0.00         258,140,471.59
                       ------------------------------------------
                                73,164.18         253,986,898.88
                                                                      0.115%
                                                                 ===============

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Jan-01



                                                                      Delinquency Analysis

                                              31 to 59 days                   60 to 89 days          90 days and Over
                No. of     Principal                     Principal                  Principal               Principal
                Loans      Balance           #           Balance           #        Balance        #        Balance
                ---------------------------------------------------------------------------------------------------------------

Excluding Repos 6,943     244,904,995.52      190      5,868,581.45       92      3,056,772.13    45       1,579,281.24

          Repos    49       1,586,856.75        4        194,919.75       10        312,737.94    33       1,009,844.57
                ---------------------------------------------------------------------------------------------------------------

          Total 6,992     246,491,852.27      194      6,063,501.20      102      3,369,510.07    78       2,589,125.81
                ===============================================================================================================


                                                                                Repossession Analysis
                                   Active Repos                         Reversal          Current Month
   Total Delinq.                   Outstanding                        (Redemption)            Repos                Cumulative Repos
            Principal                    Principal                     Principal            Principal                 Principal
#           Balance             #        Balance           #            Balance      #       Balance            #      Balance
------------------------------------------------------------------------------------------------------------------------------------


 327         10,504,634.82     49      1,586,856.75       -2       (18,470.44)     21         696,900.24      58        1,810,011.05

  47          1,517,502.26
---------------------------

 374         12,022,137.08
===========================

 5.3%                 4.88%
============================


OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Jan-01

REPOSSESSION LIQUIDATION REPORT



                                     Liquidated                                                                         Net
Account                Customer      Principal         Sales        Insur.          Total         Repossession      Liquidation
Number                   Name        Balance        Proceeds       Refunds        Proceeds         Expenses          Proceeds
------------------------------------------------------------------------------------------------------------------------------------
     0097790 HERBERT M DALTON         10,574.31      18,000.00        0.00        18,000.00         6,315.00          11,685.00
     0108696 CYNTHIA KELLY             9,741.08       3,000.00        0.00         3,000.00           660.00           2,340.00
     0125633 AUBREY L THOMAS           9,299.51      10,500.00        0.00        10,500.00         6,090.00           4,410.00
     0183905 JOHN A CROCKTON          10,989.74       3,650.00        0.00         3,650.00           660.00           2,990.00
     2007672 DONALD JOINER JR         27,124.90      31,400.00      628.73        32,028.73         6,717.00          25,311.73
     2295368 GEORGE A ROLAND JR       27,613.43      25,900.00      378.40        26,278.40         6,552.00          19,726.40
     2230050 ERIC B DEESE             36,143.87      33,900.00      440.16        34,340.16         5,775.00          28,565.16
     2262657 LILLIE BARELA            36,191.26      33,500.00      679.91        34,179.91         6,780.00          27,399.91
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                                                                       0.00                                0.00
                                     -----------------------------------------------------------------------------------------------
                                     167,678.10     159,850.00    2,127.20       161,977.20        39,549.00         122,428.20
                                     ===============================================================================================

                                              Net               Current
    Unrecov.         FHA Insurance         Pass Thru           Period Net         Cumulative
   Advances           Coverage            Proceeds           Gain/(Loss)      Gain/(Loss)
---------------------------------------------------------------------------------------------
     1,481.91                0.00           10,203.09              (371.22)
     1,233.89                0.00            1,106.11            (8,634.97)
       754.70                0.00            3,655.30            (5,644.21)
     1,294.33                0.00            1,695.67            (9,294.07)
     2,303.82                0.00           23,007.91            (4,116.99)
     2,024.33                0.00           17,702.07            (9,911.36)
     1,957.86                0.00           26,607.30            (9,536.57)
     2,345.72                0.00           25,054.19           (11,137.07)
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00
                                                 0.00                 0.00

---------------------------------------------------------------------------
    13,396.56                0.00          109,031.64           (58,646.46)       (73,164.18)
=============================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Jan-01

CERTIFICATE PRINCIPAL ANALYSIS


                     PRINCIPAL
                                                                           Beginning              Beginning
Senior                                          Original Certificate      Certificate        Principal Shortfall   Current Principal
Certificates                                          Balance               Balance              Carry-Over               Due
------------------------------------------------------------------------------------------------------------------------------------
A-1                                                 189,284,000.00         170,719,284.41                  0.00         3,506,086.30
                                                ------------------------------------------------------------------------------------
Total Certificate Principal Bal.                    189,284,000.00         170,719,284.41                  0.00         3,506,086.30
                                                ====================================================================================

                                                   Accelerated
                    Ending Principal                Principal                 Ending                               Principal Paid
   Current          Shortfall Carry-              Distribution             Certificate                               Per $1,000
Principal Paid            Over                       Amount                  Balance              Pool Factor       Denomination
---------------------------------------      -----------------------------------------------
   3,506,086.30                 0.00                613,641.48             166,599,556.63         88.01566%           21.76480
--------------------------------------------------------------------------------------------
   3,506,086.30                 0.00                613,641.48             166,599,556.63
============================================================================================





                                                                         Beginning          Beginning
Subordinate                                     Original Certificate     Certificate        Principal Shortfall   Current Principal
Certificates                                    Balance                  Balance            Carry-Over            Due
                                                --------------------------------------------------------------------------------
M-1                                                  26,660,000.00      26,660,000.00                  0.00                 0.00
M-1 Outstanding Writedown                                                        0.00

M-2                                                  14,663,000.00      14,663,000.00                  0.00                 0.00
M-2 Outstanding Writedown                                                        0.00

B-1                                                  13,330,000.00      13,330,000.00                  0.00                 0.00
B-1 Outstanding Writedown                                                        0.00

B-2                                                  14,663,000.00      14,663,000.00                  0.00                 0.00
B-2 Outstanding Writedown                                                        0.00

Excess Asset Principal Balance                        7,997,938.14       9,962,654.16
                                                --------------------------------------------------------------------------------

Total Excluding Writedown Balances                   77,313,938.14      79,278,654.16                  0.00                 0.00
                                                ================================================================================
All Certificates Excluding Writedown Balances       266,597,938.14     249,997,938.57                  0.00         3,506,086.30
                                                ================================================================================


                                                                  Accelerated
                        Ending Principal     Current              Principal              Ending                       Principal Paid
   Current              Shortfall Carry-     Writedown/           Distribution           Certificate                     Per $1,000
   Principal Paid       Over                 (Writeup)            Amount                 Balance          Pool Factor   Denomination
--------------------------------------------------------------------------------------------------------

         0.00                 0.00             0.00                                      26,660,000.00      100.00000%      0.00000
                                               0.00                                               0.00

         0.00                 0.00             0.00                                      14,663,000.00      100.00000%      0.00000
                                               0.00                                               0.00

         0.00                 0.00             0.00                                      13,330,000.00      100.00000%      0.00000
                                               0.00                                               0.00

         0.00                 0.00             0.00                                      14,663,000.00      100.00000%      0.00000
                                               0.00                                               0.00

                                                                  (613,641.48)           10,576,295.64
------------------------------------------------------------------------------------------------------

         0.00                 0.00             0.00               (613,641.48)           79,892,295.64
======================================================================================================
 3,506,086.30                 0.00             0.00                      0.00           246,491,852.27
======================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH Jan-01

CERTIFICATE INTEREST ANALYSIS


                                                                     Current                                Interest
                 Pass     Beginning Carry-                         Carry-Over                   Ending      Paid Per
Senior          Through    Over Priority     Current Priority   Priority Interest            Carry-Over       1000       Total Class
Certificates     Rate     Interest Balance   Interest Accrual        Accrual      Paid         Balance    Denomination  Distribution
               ---------------------------------------------------------------------------------------------------------------------
A-1            7.7200%         0.00          1,098,294.06        0.00             1,098,294.06  0.00       5.80236      5,218,021.84
                       -------------------------------------------------------------------------------                  ------------







Total                          0.00          1,098,294.06        0.00             1,098,294.06  0.00                    5,218,021.84
                       ===============================================================================                  ============


                                                                                  Current                               Ending
                       Pass         Beginning Carry-                             Carry-Over                           Carry-Over
Subordinate           Through        Over Priority        Current Priority    Priority Interest  Priority Interest Priority Interest
Certificates           Rate         Interest Balance      Interest Accured         Accured              Paid             Balance
                      --------------------------------------------------------------------------------------------------------------
M-1                      8.4900%             0.00            188,619.50              0.00           188,619.50             0.00


M-2                      8.9000%             0.00            108,750.58              0.00           108,750.58             0.00


B-1                      9.4200%             0.00            104,640.50              0.00           104,640.50             0.00

B-2                     10.5000%             0.00            128,301.25              0.00           128,301.25             0.00

X                                    1,979,354.22            672,287.94              0.00                 0.00     2,651,642.16

R                                            0.00                  0.00              0.00                 0.00             0.00

Service Fee              1.0000%             0.00            208,331.62              0.00           208,331.62             0.00

Current Trustee Fees                                                                                  4,500.00

                                 ---------------------------------------------------------------------------------------------------
Total                                1,979,354.22          1,410,931.39              0.00           743,143.45     2,651,642.16
                                 ===================================================================================================

 All Certificates                    1,979,354.22          2,509,225.45              0.00         1,841,437.51     2,651,642.16
                                 ===================================================================================================


   Beginning                           Current                                      Ending            Interest
Carry-Over         Current         Carry-Over                                   Carry-Over          Paid Per
 Writedown        Writedown         Writedown              Writedown            Writedown             1000             Total Class
Int. Balance     Int. Accrued      Int. Accrued           Interest Paid         Int. Balance       Denomination        Distribution
------------------------------------------------------------------------------------------------------------------------------------
     0.00             0.00              0.00                    0.00               0.00             7.07500          188,619.50


     0.00             0.00              0.00                    0.00               0.00             7.41667          108,750.58


     0.00             0.00              0.00                    0.00               0.00             7.85000          104,640.50

     0.00             0.00              0.00                    0.00               0.00             8.75000          128,301.25

                                                                                                                           0.00

                                                                                                                           0.00

                                                                                                                     208,331.62

                                                                                                                       4,500.00

----------------------------------------------------------------------------------------                    --------------------
     0.00             0.00              0.00                    0.00               0.00                              743,143.45
========================================================================================                    ====================

     0.00             0.00              0.00                    0.00               0.00                            5,961,165.29
========================================================================================                    ====================


                                                           Cumulative X Interest Shortfall                         2,651,642.16
                                                           Cumulative Accelerated Prin. Disb.                     (2,578,477.98)
                                                                                                            --------------------
                                                           Cumulative Losses                                          73,164.18
                                                                                                            ====================